UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________

Date of Report (Date of earliest event reported): February 17, 2022
US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
________________________________________________________________________________________

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment”) to the Current Report on Form 8-K filed by US Foods Holding Corp. (the “Company”) with the Securities Exchange Commission on February 17, 2022 (the “Original Report”). This Amendment is being filed solely to correct an error in the Adjusted Diluted EPS included in “Outlook for Fiscal Years 2022 and 2024” in Exhibit 99.1 to the Original Report which has been corrected to state “In Fiscal 2022, the Company expects Adjusted EBITDA of $1.2-$1.3 billion and Adjusted Diluted EPS of $1.95-$2.25.” Conforming changes have also been reflected in a corrected investor presentation, dated February 17, 2022, available in the Investor Relations section of the Company’s website. Except as stated in this Explanatory Note, this Amendment does not otherwise change or update the disclosure set forth in the Report.

Item 2.02. Results of Operations and Financial Condition.

    On February 17, 2022, US Foods Holding Corp. issued a corrected press release announcing its financial results for the fiscal fourth quarter and fiscal year ended January 1, 2022.  A copy of the press release is attached hereto as Exhibit 99.1.

    The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Corrected Press Release of US Foods Holding Corp., dated February 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 17, 2022	US Foods Holding Corp.

	By:	/s/ Dirk J. Locascio
Dirk J. Locascio
Chief Financial Officer